Income Taxes - Provision for income taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2015	Sep. 30, 2014	Sep. 30, 2013
Income Tax Disclosure [Abstract]
Federal, current	$ 2,315	$ 2,081	$ 1,619
State, current	408	424	553
Current income tax expense	2,723	2,505	2,172
Deferred	(588)	(461)	1,163
Provision for income taxes	2,135	2,044	3,335
Federal, computed at statutory rate	1,862	1,804	2,907
State income taxes (net of Federal income tax benefit)	257	233	381
Other, net	$ 16	$ 7	$ 47